UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 14, 2004

Date of Report (Earliest Event Reported)

Citizens Bancshares Corporation

(Exact Name of Registrant as

Specified in its Charter)

Georgia	333-38509	58-1631302
(State or other jurisdiction	(Commission	(IRS Employer
(of Incorporation)	File Number)	Identification Number)

75 Piedmont Avenue, NE, Atlanta, Georgia 30303

(Address of principal executive offices)

(404) 659-5959

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

  Exhibit 99.1

Press Release of Registrant, dated May 14, 2004, announcing 2004 first quarter results.

Item 12. Results of Operations and Financial Condition.

On May 14, 2004 Citizens Bancshares Corporation (the “Registrant”) issued a press release announcing the first quarter earnings for 2004.  A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCSHARES CORPORATION

By:	/s/ James E. Young
James E. Young
President and CEO

Dated:   May 14, 2004